                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                    DISTRIBUTION DATE:     DECEMBER 27, 2002

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:           $12,104,339.70
            ( $0.00012351367 per $1,000 original principal amount of Class I-A-1 Notes)               --------------
             ---------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:          $         0.00
            ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)              --------------
             ---------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:             $         0.00
            ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)                 --------------
             ---------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:          $  8,149,659.34
            ( $0.00012020147 per $1,000 original principal amount of Class II-A-1 Notes)              --------------
             ---------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:          $         0.00
            ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)              --------------
             ---------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:            $   132,888.29
            ( $0.00000135600 per $1,000 original principal amount of Class I-A-1 Notes)               --------------
             ---------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:            $ 1,184,673.76
            ( $0.00000490548 per $1,000 original principal amount of Class I-A-2 Notes)               --------------
             ---------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:              $    62,124.22
            ( $0.00000591659 per $1,000 original principal amount of Class I-B Notes)                 --------------
             ---------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:           $   182,509.02
            ( $0.00000269187 per $1,000 original principal amount of Class II-A-1 Notes)              --------------
             ---------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:           $ 1,990,808.99
            ( $0.00000520881 per $1,000 original principal amount of Class II-A-2 Notes)              --------------
             ---------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

           (1)Distributed to Class I-A-1 Noteholders:                                                 $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)               --------------
              --------------
           (2)Distributed to Class I-A-2 Noteholders:                                                 $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)               --------------
              --------------
           (3)Distributed to Class I-B Noteholders:                                                   $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)                 --------------
              --------------
           (4)Distributed to Class II-A-1 Noteholders:                                                $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)              --------------
              --------------
           (5)Distributed to Class II-A-2 Noteholders:                                                $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)              --------------
              --------------
           (6)Balance on Class I-A-1 Notes:                                                           $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)               --------------
              --------------

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                    DISTRIBUTION DATE:     DECEMBER 27, 2002

           (7)Balance on Class I-A-2 Notes:                                                           $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)               --------------
              --------------
           (8)Balance on Class I-B Notes:                                                             $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)                 --------------
              --------------
           (9)Balance on Class II-A-1 Notes:                                                          $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)              --------------
              --------------
          (10)Balance on Class II-A-2 Notes:                                                          $         0.00
             ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)              --------------
              --------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:

            ( $0.00 with respect to the Class I-A-1 Notes,
             ------
              $0.00 with respect to Class I-A-2 Notes, and
             ------
              $0.00 with respect to Class I-B Notes), and
             ------

         (Y)  payments made under the Group II Cap Agreement on such date:

            ( $0.00 with respect to Class II-A-1 Notes and
             ------
              $0.00 with respect to the Class II-A-2 Notes); and
             ------
              the total outstanding amount owed to the Cap Provider:
              $0.00 with respect to the Group I Cap Agreement and
             ------
              $0.00 with respect to the Group II Cap Agreement.
             ------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:       $264,700,881.88
                                                                                      ---------------
              and

         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:      $397,693,238.09
                                                                                      ---------------

(xiv)    After giving effect to distributions on this Distribution Date:

         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                 $ 16,150,171.15
                                                                                      ---------------
                (2)Pool Factor for the Class I-A-1 Notes:                                 0.164797700
                                                                                      ---------------
         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:                 $241,500,000.00
                                                                                      ---------------
                (2)Pool Factor for the Class I-A-2 Notes:                                 1.000000000
                                                                                      ---------------
         (c)    (1)outstanding principal amount of CLASS I-B Notes:                   $ 10,500,000.00
                                                                                      ---------------
                (2)Pool Factor for the Class I-B Notes:                                   1.000000000
                                                                                      ---------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:                $ 29,055,459.61
                                                                                      ---------------
                (2)Pool Factor for the Class II-A-1 Notes:                                0.428546600
                                                                                      ---------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:                $382,200,000.00
                                                                                      ---------------
                (2)Pool Factor for the Class II-A-2 Notes:                                1.000000000
                                                                                      ---------------

(xv)     NOTE INTEREST RATE for the Notes:

         (a)  In general:

                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this
                   Distribution Date was    1.79063%
                                            --------

                (2)the Student Loan Rate was for
                   Group I:     5.51039%     and Group II:     3.83834%
                                --------                       --------

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                    DISTRIBUTION DATE:     DECEMBER 27, 2002

         (b)  Note Interest Rate for the CLASS I-A-1 Notes:      1.86063%         based on       Index-based Rate
                                                              -----------                        -------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      1.94063%         based on       Index-based Rate
                                                              -----------                        -------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        2.34063%         based on       Index-based Rate
                                                              -----------                        -------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     1.94063%         based on       Index-based Rate
                                                              -----------                        -------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     2.06063%         based on       Index-based Rate
                                                              -----------                        -------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:

              $   333,174.74   with respect to the GROUP I Student Loans and
              --------------
              $   500,060.33   with respect to the GROUP II Student Loans
              --------------
            ( $0.00000339974   per $1,000 original principal amount of Class I-A-1 Notes,
              --------------
              $0.00000137961   per $1,000 original principal balance of Class I-A-2 Notes
              --------------
              $0.00003173093   per $1,000 original principal balance of Class I-B Notes,
              --------------
              $0.00000737552   per $1,000 original principal balance of Class II-A-1 Notes and
              --------------
              $0.00000130837   per $1,000 original principal balance of Class II-A-2 Notes);
              --------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:

              $     1,198.84   with respect to the GROUP I Notes and
              --------------
              $     1,801.16   with respect to the GROUP II Notes
              --------------
            ( $0.00000001223   per $1,000 original principal amount of Class I-A-1 Notes,
              --------------
              $0.00000000496   per $1,000 original principal balance of Class I-A-2 Notes
              --------------
              $0.00000011418   per $1,000 original principal balance of Class I-B Notes,
              --------------
              $0.00000002657   per $1,000 original principal balance of Class II-A-1 Notes and
              --------------
              $0.00000000471   per $1,000 original principal balance of Class II-A-2 Notes);
              --------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related
              Collection Period:

              $         0.00   with respect to the GROUP I Student Loans
              --------------
              $         0.00   with respect to the GROUP II Student Loans
              --------------

         (b) Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     239                      $4,901,644
              61-90 Days Delinquent                     124                      $1,907,466
              91-120 Days Delinquent                     64                      $1,025,409
              More than 120 Days Delinquent             330                      $4,011,162
              Claims Filed Awaiting Payment              85                      $  946,446

                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     865                      $7,885,494
              61-90 Days Delinquent                     499                      $5,395,714
              91-120 Days Delinquent                    328                      $3,454,833
              More than 120 Days Delinquent             273                      $2,852,533
              Claims Filed Awaiting Payment             168                      $2,655,837

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                    DISTRIBUTION DATE:     DECEMBER 27, 2002

(xix)    Amount in the GROUP I PRE-FUNDING Account:                                                             $    2,889,241.48
                                                                                                                ----------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                                                          $            0.00
                                                                                                                ----------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:                                                            $   12,268,920.80
                                                                                                                ----------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                                                          $            0.00
                                                                                                                ----------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                 $      131,000.00
                                                                                                                ----------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:                                                                                                $            0.00
                                                                                                                ----------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
         Group II Notes Guaranty Insurance Policy                                                               $            0.00
                                                                                                                ----------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:              $       21,725.50 ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            $            0.00 ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                          $            0.00 ;
                                                                                                                ----------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                          $            0.00 ;
                                                                                                                ----------------
            and the amount of any Termination Payment either paid by or made to the Trust on such
            Distribution Date:                                                                                  $            0.00 ;
                                                                                                                ----------------
            and

         (B) with respect to the GROUP II INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:             $       60,095.99 ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            $            0.00 ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                          $            0.00 ;
                                                                                                                ----------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                          $            0.00 ;
                                                                                                                ----------------
            and the amount of any Termination Payment either paid by or made to the Trust on such
            Distribution Date:                                                                                  $            0.00
                                                                                                                ----------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                        $            0.00 ;
                                                                                                                ----------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                        $            0.00 ;
                                                                                                                ----------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                              $            0.00 ;
                                                                                                                ----------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                            $            0.00 ;
                                                                                                                ----------------
         and
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                           $            0.00 .
                                                                                                                ----------------



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